Trinity Industries, Inc. Investor Presentation May 2015 Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net Exhibit 99.1

A Premiere Diversified Industrial Company Trinity Industries, Inc. This presentation contains “forward looking statements” as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity’s Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made. 2 Forward Looking Statements

A Premiere Diversified Industrial Company Trinity Industries, Inc. Agenda I. Overview II. Key Investment Considerations III. Strategy and Vision IV. Financial Highlights V. Appendix 3

A Premiere Diversified Industrial Company Trinity Industries, Inc. $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2007 2008 2009 2010 2011 2012 2013 2014 LTM 03/15 Rail Group Leasing Barge CPG EEG All Other EPS, Total Company-Diluted • Trinity Industries, Inc. is a diversified industrial company that owns a variety of market-leading businesses providing products and services to the energy, transportation, chemical, and construction sectors • Trinity operates through five business segments: • Rail Group • Railcar Leasing and Management Services Group (“Leasing”) • Inland Barge Group • Construction Products Group (“CPG”) • Energy Equipment Group (“EEG”) • The Company serves its customers through manufacturing facilities located in the United States, Mexico, and Canada and had approximately 22,070 employees at the end of 2014 • Total Revenue and EBITDA for the LTM 03/15 was $6,336 million and $1,455 million, respectively 4 I. Trinity Industries, Inc. Overview External Revenue by Business Group(1) All share and per share information has been retroactively adjusted to reflect the 2-for-1 stock split effective in June 2014. All Footnotes throughout the presentation are listed on Slide 23. (2) ($mm)

A Premiere Diversified Industrial Company Trinity Industries, Inc. 5 II. Key Investment Considerations Leading Market Positions Diversified Portfolio of Businesses Flexible and Cost- Effective Manufacturing Seasoned Performers Enrichment Value Focused

A Premiere Diversified Industrial Company Trinity Industries, Inc. Rail Group  Leading manufacturer of railcars  Leading manufacturer of railcar axles  Leading manufacturer of railcar coupling devices Railcar Leasing and Management Services Group  Leading provider of railcar leasing and management services Inland Barge Group  Leading manufacturer of inland barges and fiberglass barge covers in the United States Construction Products Group  Leading full-line manufacturer of highway guardrail and crash cushions in the United States  Leading producer and distributor of lightweight and natural aggregates in the western and southwestern United States Energy Equipment Group  Leading manufacturer of structural wind towers  Leading producer of storage and distribution containers and tank heads for pressure and non-pressure vessels  Leading provider of steel structures for electricity transmission and distribution 6 Leading Market Positions in North America

A Premiere Diversified Industrial Company Trinity Industries, Inc. 7 Diversified Portfolio of Businesses PRESENT (LTM 03/15) MEASUREABLE PROGRESS Total Revenues = $6.3 B PAST (FY 2000) Total Revenues = $2.7 B Our diversified portfolio of businesses is generating a higher level of EPS on a similar level of deliveries compared to various points in the railcar cycle 60% 5% 21% 6% 8% Revenue Revenue All Footnotes throughout the presentation are listed on Slide 23. 53% 14% 9% 14% 10% Revenue (2) 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 -$0.50 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 LTM 03/15 Calendar Year EPS vs. Railcar Deliveries EPS, Total Company Railcar Deliveries (3) (2) Operating Profit (1) Operating Profit (1) (2) (2)

A Premiere Diversified Industrial Company Trinity Industries, Inc. 8 Flexible and Cost-Effective Manufacturing In recent years, Trinity has invested in its manufacturing footprint to establish “multi-purpose” facilities, enhancing its flexible manufacturing footprint. Flexibility Cost-Effective Trinity's manufacturing flexibility across product and business segments enhances our ability to opportunistically respond to changes in market demand Trinity’s manufacturing scale, vertical integration, and presence in the Southern U.S. and Mexico provides cost effective benefits across multiple business segments

A Premiere Diversified Industrial Company Trinity Industries, Inc. 9 Enrichment Value Focused Ex te rn al R ep o rt in g G rou p s Ope ra tio n al F ocu s A re as Rail Leasing Construction Energy Inland Barge Customer Sharing Internal Component Sourcing Shared Best Manufacturing Practices Facility Optimization Centralized Cost Savings Trinity focuses on collaboration across business segments… …generating synergies that enrich value and ultimately provide competitive benefits

A Premiere Diversified Industrial Company Trinity Industries, Inc.  Incorporated in 1933 with a strong corporate culture and commitment to Company values  Seasoned management team knows how to assess the market, proactively plan for cycles and address changes in economic conditions  Cost-effective and flexible manufacturing footprint in the Southern United States and Mexico is a competitive advantage for many of our product lines  Significant liquidity position of approximately $1.40 billion and a strong balance sheet at quarter end March 31, 2015  Proforma available liquidity following the warehouse increase would have been $1.67 billion*  Track record of maintaining a healthy liquidity position across the business cycle; credit ratings and outlooks maintained throughout recent historic downturn and upgraded over last 24 months  S&P – Rating of “BBB-” with an Outlook of “Stable” (Rating upgraded May 2013)  Fitch – Rating of “BBB-” with an Outlook of “Stable” (Rating initiated Nov. 2013)  Moody’s – Rating of “Ba1” with an Outlook of “Positive” (Outlook upgraded Sept. 2014) 10 Seasoned Performer Across Market Conditions * Please see slide 12 for further details.

A Premiere Diversified Industrial Company Trinity Industries, Inc. 11 III. Strategy and Vision: Operational Strategically Grow the Lease Fleet Selectively Build our Backlogs Diversify Through Organic Growth Acquire Complementary Product Portfolios Be a premier, diversified industrial company that generates superior earnings and returns for shareholders Maximize Manufacturing Efficiency

A Premiere Diversified Industrial Company Trinity Industries, Inc. 12 Strategy and Vision: Financial Maintain a conservative and liquid balance sheet to be attractively positioned to capitalize on opportunities Working Capital Capital Expenditures Acquisitions Shareholder Distributions Cash and Cash Equivalents $691 Corporate Revolver Availability 336 Warehouse Availability(3) 642 Total Proforma Available Liquidity $1,669 mm Balance Sheet Debt ~ $3,541 mm(1) Available Liquidity ~ $1,669 mm Equity ~ $3,551 mm Recourse Debt Senior Notes (1) $400 Convertible Subordinated Notes(1) 450 Capital Leasing Obligations 38 Total Recourse $888 mm Non-Recourse Leasing Debt(2) Warehouse Facility $101 Long-term Financings: Wholly-Owned 1,054 Partially-Owned 1,498 Total Non-Recourse Leasing $2,653 mm As of 3/31/15 All Footnotes throughout the presentation are listed on Slide 23.

A Premiere Diversified Industrial Company Trinity Industries, Inc. 13 IV. Financial Highlights Trinity’s EPS Summary FY 2008 – LTM 03/15(3) LTM as of March 31, 2015(1):  Revenues increased 29% to $6.3 billion from $4.9 billion  Operating profit increased 22% to $1,039 million from $854 million (2)  EBITDA increased 19% to $1,455 million from $1,224 million  Earnings per common diluted share increased 19% to $3.90 from $3.29 per diluted share Trinity’s EBITDA Summary FY 2008 – LTM 03/15(6) All Footnotes throughout the presentation are listed on Slide 23. (4) (5)

A Premiere Diversified Industrial Company Trinity Industries, Inc. 14 Guidance and Outlook (As of April 24, 2015) Rail Group Revenues ~ $4.3 - 4.5 billion in FY 2015 OP Margin ~ 18% - 19% in FY 2015 Shipments ~ 33,000 - 34,500 in FY 2015 Leasing Group Revenues from Operations ~ $690 - 710mm in FY 2015 OP from Operations ~ $315 - 335mm in FY 2015 Revenue Eliminations ~ $820 - 870mm in FY 2015 OP Elimination Impact ~ $150 - 170mm in FY 2015 Net Lease Fleet Additions ~ $105 - 125mm in FY 2015 Inland Barge Group Revenues ~ $675 - 700mm in FY 2015 OP Margin ~ 14% - 15% in FY 2015 Construction Products Group Revenues ~ $540 - 560mm in FY 2015 OP Margin ~ 8.5% - 9.5% in FY 2015 Energy Equipment Group Revenues ~ $1.1 - 1.2 billion in FY 2015 OP Margin ~ 11% - 12% in FY 2015 Total Company EPS ~ $4.10 - 4.45 in FY 2015 Manufacturing and Corporate Capital Expenditures ~ $250 - 300mm in FY 2015 Elimination Impact of Net Income Attributable to Noncontrolling Interest ~ $30-35mm in FY 2015 Any forward-looking statements made by the Company speak only as of the date on which they are made. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

A Premiere Diversified Industrial Company Trinity Industries, Inc. 15 Appendix: Operating Business Summaries

A Premiere Diversified Industrial Company Trinity Industries, Inc. 16 Rail Group Business Conditions/Demand Outlook Market Positioning Current Performance Rail Group Revenues and OP Margin (1)  Leading manufacturer of railcars, railcar axles, and coupling devices in North America  Broadest product offering for railcar manufacturing in North America  Networking of customers between railcar sales and railcar leasing  Focus on new and advanced engineering designs  Centralized sourcing provides cost savings  Streamlined manufacturing efficiencies  Trinity delivered 32,075 railcars representing 44% of industry shipments during LTM 03/31/15  Trinity received orders for 46,635 railcars representing 36% of the industry total during LTM 03/31/15  Trinity’s order backlog was 57,190 railcars representing 41% of industry backlog as of 03/31/15  Trinity’s $6.8 billion order backlog reflects a favorable mix of railcars and a strong pricing environment for certain railcar types due to demand from the oil, gas, and chemical industries and a broader general economic recovery All Footnotes throughout the presentation are listed on Slide 23. (2)

A Premiere Diversified Industrial Company Trinity Industries, Inc. 17 Railcar Leasing & Management Services Group Business Conditions/Demand Outlook Market Positioning Current Performance  Leading provider of comprehensive railcar leasing and management services  Marketed with railcar sales activities as TrinityRail®  Provider of operating leases offering ‘one stop shopping’ for TrinityRail customers and asset management services for institutional investors  Scale of operations facilitates active participation in secondary market activities for portfolio railcar sales as market conditions warrant  Industry leading utilization of 99.3% at March 2015  Secondary market activities generated $102.5 million in Operating Profit during LTM 03/15 compared to $189.1 million during LTM 03/14  Originated railcar leases of $2.1B during 2014  Backlog of railcars dedicated to lease fleet totaled $2.3B at March 2015 Leasing Operating Revenues and Profit (Excludes Car Sales)(3) All Footnotes throughout the presentation are listed on Slide 23.

A Premiere Diversified Industrial Company Trinity Industries, Inc. 18 Inland Barge Group Business Conditions/Demand Outlook Market Positioning Current Performance Inland Barge Group Revenues and OP Margin  Leading manufacturer of inland barges and fiberglass barge covers in the United States  Multiple barge manufacturing facilities on inland waterways enable rapid delivery  Operating flexibility is a key differentiator  Barge transportation has a cost advantage in high-cost fuel environments  Revenues up 16% in LTM 03/15 vs. LTM 03/14 as a result of higher delivery volumes and product mix changes  Profitability continues to be strong compared to historical averages for this business - Operating Profit margin was 17.6% during LTM 03/15  Highest order backlog in over six years of $565mm at 03/31/15 due primarily to strong demand for hopper barges serving the agricultural market in addition to demand for smaller tank barges serving the chemical and petrochemical industries  Production expansion and conversion activities completed in 2013 to increase manufacturing flexibility of barge plants to shift between tank and hopper barge products Replacement demand driver (as of 12/31/14):(4)  3,357 out of 17,900 hopper barges, or approximately 19%, are greater than 20 years old  933 out of 3,512 tank barges, or approximately 27%, are greater than 20 years old  Over the past 10 years, the number of barges scrapped is approximately equivalent to the number of barges delivered All Footnotes throughout the presentation are listed on Slide 23. ($mm) (2) (3)

A Premiere Diversified Industrial Company Trinity Industries, Inc. 19 Construction Products Group Business Conditions/Demand Outlook Market Positioning Current Performance Construction Products Group Revenues and OP Margin (1)  Leading U.S. manufacturer of highway guardrail, crash cushions, and other protective barriers; plus a line of proprietary products including guardrail end treatments and cable barrier guardrail systems  Leading producer and distributor of lightweight and natural aggregates in the western and southwestern United States  Revenues and Operating Profit increased 3% and decreased 22% respectively LTM 03/15 vs. LTM 03/14 as a result of acquisition related volumes in our Aggregates business, partially offset by lower volumes in the highway products business  Portfolio repositioning activities since 2011 include the completion of several acquisitions, including the addition of three lightweight aggregates facilities in the first quarter of 2015 and the divestiture of the concrete business in 2013.  Diversified exposure to commercial, residential, industrial, and highway markets  Demand tied to the North American infrastructure build out and federal funding All Footnotes throughout the presentation are listed on Slide 23. ($mm) (2)

A Premiere Diversified Industrial Company Trinity Industries, Inc. 20 Energy Equipment Group Business Conditions/Demand Outlook Market Positioning Current Performance Energy Equipment Group Revenues and OP Margin  Leading manufacturer of wind towers, steel utility structures, storage and distribution containers and tank heads for pressure and non-pressure vessels, and cryogenic transportation equipment used to store and transport liquefied gases in North America  Low-cost manufacturer with principal storage container production in prime energy market locations  During 2014, Trinity acquired the assets of Meyer Steel Structures for approximately $596 million in cash and is completing its integration with Trinity’s utility structures business. The combined operation is now Trinity Meyer Utility Structures, LLC, a leading provider in North America of steel utility structures for electricity transmission. Wind Towers:  Backlog of $391 million as of 03/31/15 provides visibility into 2016 Tank Storage Containers and Other:  Acquired WesMor Cryogenics and Alloy Custom Products in Q1 2014 to broaden our presence in the cryogenics container market, a market we have identified as a potential longer-term opportunity  Acquired Platinum Energy Services in Q1 2014 to expand our product portfolio to include energy related equipment used at the well-site and in midstream locations  Demand for our storage and distribution containers and tank heads businesses is being driven by increased chemical and petrochemical production.  The current market for utility structures is competitive. However, long-term demand fundamentals remain positive due to expected future growth in investment spending. ($mm)

A Premiere Diversified Industrial Company Trinity Industries, Inc. 21 Reconciliation of EBITDA (1) (in millions) “EBITDA” is defined as income (loss) from continuing operations plus interest expense, income taxes, and depreciation and amortization including goodwill impairment charges. EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe EBITDA assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA measure presented in this presentation may not always be comparable to similarly titled measures by other companies due to differences in the components of the calculation. (1) EBITDA for previous years has been adjusted as a result of the divestiture of the Company’s Concrete business (2) Includes results of operations related to TRIP starting January 1, 2010 2008 2009 2010 2011 2012 2013 2014 LTM 03/15 Income (loss) from continuing operations $266.8 ($140.8) $69.4 $146.8 $251.9 $386.1 $709.3 $665.3 Add: Interest expense 109.4 123.1 182.1 185.3 194.7 187.3 193.4 198.6 Provision/(Benefit) for income taxes 163.5 (11.5) 37.3 92.2 134.0 204.4 354.8 337.7 Depreciati n & amortization expense 126.8 147.1 180.9 187.7 193.7 211.5 244.6 253.3 Goodwill impairment - 325.0 - - - - - - Earnings from continuing before interest expense, income taxes, and depreciation and amortization expense $666.5 $442.9 $469.7 $612.0 $774.3 $989.3 $1,502.1 $1,454.9 (2)

A Premiere Diversified Industrial Company Trinity Industries, Inc. 22 Reconciliation of PBT Margin – Railcar Leasing and Management Services Group (in millions except for PBT Margin) 2008 2009 2010 2011 2012 2013 2014 LTM 03/15 From Leasing Operations: Revenue 314$ 329$ 461$ 493$ 529$ 587$ 632$ 648$ Ope ating Profit 124 129 200 225 243 267 288 306 Less: Interest Expense (67) (80) (139) (161) (174) (157) (153) (154) Profit before tax (PBT) 57$ 48$ 62$ 64$ 68$ 110$ 135$ 152$ PBT Margin 18% 15% 13% 13% 13% 19% 21% 24%

A Premiere Diversified Industrial Company Trinity Industries, Inc. Slide 4 (1) Intersegment Revenues are eliminated and Leasing Revenues include revenues related to TRIP Holdings beginning in FY 2010; CPG Revenues for prior years have also been adjusted as a result of the divestiture of its Concrete business in March 2013 (2) FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) Slide 7 (1) Operating Profit Excludes All Other, Corporate and is reduced by Leasing Interest Expense of $7 million in FY 2000 and $154 million in LTM 03/15 (2) Rail percentage represents Operating Profit less all Intersegment Company Eliminations; Leasing percentage represents Operating Profit less Leasing Interest Expense (3) FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) Slide 12 (1) Excludes unamortized discount (2) Leasing railcar equipment has a net book value of $4.8 billion, excluding deferred profit and including partially-owned subsidiaries (3) In April 2015, the TILC warehouse facility was increased from $475 million to $1 billion and extended through April 2018. Under the renewed facility, $642 million would have been available based on the amount of warehouse-eligible, unpledged equipment. Slide 13 (1) Relative to LTM 03/15, all numbers on a Continuing Operations basis except for EPS, which reflects Total Company EPS (2) Operating Profit includes Leasing Interest Expense (3) EPS is for Total Company, including Discontinued Operations (4) Excludes $325mm pre-tax impact of impairment of Goodwill amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) (5) Beginning in FY 2010, TRIP Holdings Revenues and Operating Profit were consolidated with the Leasing Group (6) See Note in Appendix pg. 21 for Reconciliation of EBITDA; EBITDA for previous years has been adjusted as a result of the divestiture of the Company’s Concrete business Slide 16 (1) Before eliminations for Intersegment Sales to Leasing and Intercompany Profit (2) Excludes $325mm pretax charge for impairment of Goodwill; reported FY 2009 operating loss margin was 39.8% (3) Sources: Historical data as reported per the Railway Supply Institute. 2015-2019 projections are an average of estimates provided by Global Insight (03/15) and Economic Planning Associates, Inc. (02/15) and are provided as a point of reference Slide 17 (1) Includes TRIP Holdings starting in 2007 (2) Includes Partially-Owned Subsidiaries (3) Operations Margin calculated using only revenues and profit from Leasing Operations including Partially Owned Subsidiaries and excludes Car Sales; PBT Margin calculated using Operating Profit from Leasing Operations less Leasing Interest Expense Slide 18 (1) OP Margin excludes a $5.1mm net gain due to flood-related insurance settlements; reported OP margin 16.3% (2) OP Margin excludes a $15.5 mm net gain due to flood-related insurance settlements; reported OP margin 19.4% (3) OP Margin excludes a $3.8 mm net gain due to flood-related insurance settlements and the sale of leased barges; reported OP margin 18.5% (4) Informa Economics (03/2015) Slide 19 (1) Revenues and OP Margin in prior years have been adjusted as a result of the divestiture of the Concrete business in March 2013 (2) Acquired Quixote Corporation in February 2010 which increased Highway Products revenue by 31% during 2010. 23 Footnotes